UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
☑ Filed by the Registrant                  ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §.240.14a-12
GENERAL MOTORS COMPANY
300 Renaissance Center, Detroit, Michigan 48265
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

GENERAL MOTORS COMPANY

2025 Annual Meeting
Vote by June 2, 2025
11:59 PM ET

general motors

GENERAL MOTORS COMPANY
GENERAL MOTORS GLOBAL HEADQUARTERS
MAIL CODE 482-C24-A68
300 RENAISSANCE CENTER
DETROIT, MI 48265

V66999-P21749

You invested in GENERAL MOTORS COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 3, 2025.**

Get informed before you vote

View the Proxy Statement, Notice of 2025 Annual Meeting of Shareholders and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 3, 2025
12:00 p.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/GM2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Mary T. Barra	For
1b.	Wesley G. Bush	For
1c.	Joanne C. Crevoiserat	For
1d.	Joseph Jimenez	For
1e.	Alfred F. Kelly, Jr.	For
1f.	Jonathan McNeill	For
1g.	Judith A. Miscik	For
1h.	Patricia F. Russo	For
1i.	Mark A. Tatum	For
1j.	Jan E. Tighe	For
1k.	Devin N. Wenig	For
2.	Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2025	For
3.	Advisory Approval of Named Executive Officer Compensation	For
4.	Proposal to Approve the Amended and Restated Certificate of Incorporation	For
5.	Shareholder Proposal Regarding a Report on Supply Chain GHG Emissions Reduction Strategies	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V67000-P21749